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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          -----------------------------

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 21, 2002



                              FLORSHEIM GROUP INC.
             (Exact name of registrant as specified in its charter)



                     DELAWARE                           36-3520923
         (State or other jurisdiction of             (I.R.S. Employer
         incorporation or organization)             Identification No.)



   200 NORTH LASALLE STREET, CHICAGO, ILLINOIS           60601-1014
    (Address of principal executive offices)             (Zip Code)



        Registrant's telephone number, including area code (312) 458-2500




                                 Not Applicable
          ------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On May 21, 2002, Florsheim Group Inc. (the "Company") completed the transfer of substantially all of the assets of its domestic wholesale business, 23 retail locations and certain liabilities to Weyco Group, Inc. ("Weyco"). The sale price was approximately $45.6 million, after post-closing adjustments related to the closing date inventory levels. An additional $1.1 million was placed in escrow by Weyco related to the pending sale of the assets of the Company's European operations, which is expected to be completed later in June 2002.

The sale did not include the Company's Jefferson City, Missouri distribution center or the assets of its non-European operations.

Proceeds of the sale will be used to repay amounts outstanding under the Company's debtor in possession financing facility. The remaining proceeds will be utilized to fund the ongoing expenses of the Company's chapter 11 case and to fund creditor distributions. Creditor claims substantially exceed available proceeds, but there has been no determination of any amount payable to unsecured creditors or the timing of any such payment.


ITEM 5.  OTHER EVENTS

Pursuant to Bankruptcy Rule 2015, Florsheim Group Inc, filed its monthly operating reports covering the periods ending March 30, 2002 and April 27, 2002, respectively, with the United States Bankruptcy Court for the District of Delaware.

Attached as Exhibits 99.2 and 99.3 to this Form 8-K is the following financial information included in such monthly operating reports:

          1.   Summary of Cash Receipts and Disbursements.
          2.   Summary of Cash Accounts.
          3.   Receipts Listing.
          4.   Disbursements Listing.
          5.   Statement of Inventory.
          6.   Payroll Information Statement.
          7.   Statement of Aged Receivables.
          8.   Accounts Payable Aging.
          9.   Tax Questionnaire.
          10.  Declaration Under Penalty of Perjury.




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ITEM 7. EXHIBITS

  (c) Exhibits


 Exhibit
  Number                           Description
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     2.1   Asset Purchase  Agreement by and between Weyco Group, Inc. and
           Florsheim Group Inc. (incorporated by reference to Exhibit 2.1 as filed with the Company's Current Report or Form 8-K, dated February 28, 2002.)

    99.1   Press release issued by Florsheim Group Inc. on May 21, 2002

    99.2   Financial Information dated March 30, 2002.

    99.3   Financial Information dated April 27, 2002.



                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                           FLORSHEIM GROUP INC.

                           /s/ F. Terrence Blanchard
                           ----------------------------------------------------
                           F. Terrence Blanchard
                           Vice President, Finance and Chief Accounting Officer



June 5, 2002